EXHIBIT 99.1

SUBSEQUENT TRANSFER INSTRUMENT

Pursuant to this Subsequent Transfer Instrument, dated June 29, 2006 (the “Instrument”), between Argent Securities Inc. as seller (the “Depositor”) and Deutsche Bank National Trust Company as trustee (the “Trustee”) of the Argent Securities Inc., Asset-Backed Pass-Through Certificates, Series 2006-M1, and pursuant to the Pooling and Servicing Agreement, dated June 1, 2006 (the “Pooling and Servicing Agreement”), among the Depositor as depositor, Ameriquest Mortgage Company as master servicer and the Trustee, the Depositor and the Trustee agree to the sale by the Depositor and the purchase by the Trustee, on behalf of the Trust Fund, of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the “Subsequent Mortgage Loans”).

Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

Section 1.  Conveyance of Subsequent Mortgage Loans.

(a)  The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, and including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.01 of the Pooling and Servicing Agreement; provided, however that the Depositor reserves and retains all right, title and interest in and to amounts due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee each item set forth in Section 2.01 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Master Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust Fund.

(b)  The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey to the Trustee without recourse for the benefit of the Certificateholders all the right, title and interest of the Depositor, in, to and under the Subsequent Mortgage Loan Purchase Agreement, dated the date hereof, between the Depositor as purchaser and Ameriquest Mortgage Company as seller, to the extent of the Subsequent Mortgage Loans.

(c)  Additional terms of the sale are set forth on Attachment A hereto.

Section 2.  Representations and Warranties; Conditions Precedent.

(a)  The Depositor hereby confirms that each of the conditions precedent and the representations and warranties set forth in Section 2.09 of the Pooling and Servicing Agreement are satisfied as of the date hereof.

(b)  All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict, the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

Section 3.  Recordation of Instrument.

To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Certificateholders' expense on direction of the related Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

Section 4.  Governing Law.

This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

Section 5.  Counterparts.

This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

Section 6.  Successors and Assigns.

This Instrument shall inure to the benefit of and be binding upon the Depositor, the Trustee and their respective successors and assigns.

ARGENT SECURITIES INC.

By:
Name:
Title:

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Trustee

By:
Name:
Title:

ATTACHMENTS

A. Additional terms of sale.
B. Schedule of Subsequent Mortgage Loans.

ATTACHMENT A

ADDITIONAL TERMS OF SALE

A.    General

1.	Subsequent Cut-off Date: June 1, 2006
2.	Subsequent Transfer Date: June 29, 2006
3.	Aggregate Principal Balance of the Subsequent Mortgage Loans as of the Subsequent Cut-off Date: $ 538,240,881.65
4.	Purchase Price: 100.00%

B.     The following representations and warranties with respect to such Subsequent Mortgage Loan determined as of the related Subsequent Cut-off Date are true and correct: (i) the Mortgage Loan may not be 30 or more days delinquent as of the related Subsequent Cut-off Date; provided, however that the Subsequent Mortgage Loans may have a first payment date occurring on or after the Subsequent Cut-off Date and, therefore, such Mortgage Loans could not have been delinquent as of the Subsequent Cut-off Date; (ii) the remaining term to stated maturity of the Mortgage Loan will not be less than 113 months and will not exceed 360 months from its first payment date; (iii) the Mortgage Loan will not provide for negative amortization; (iv) the Mortgage Loan will not have a loan-to-value ratio greater than 100.00%; (v) the Mortgage Loans will have, as of the related Subsequent Cut-off Date, a weighted average age since origination not in excess of 5 months; (vi) no Mortgage Loan will have a mortgage rate less than 6.000% or greater than 13.500%; (vii) the Mortgage Loan will have been serviced by the Master Servicer since origination or purchase by the Seller in accordance with its standard servicing practices; (viii) the Mortgage Loan will have a first payment date occurring on or before September 1, 2006; (ix) the Mortgage Loan will have a principal balance no greater than $1,688,695 and (x) the Subsequent Mortgage Loan shall have been underwritten in accordance with the criteria set forth under the section “The Mortgage Pool—Underwriting Standards of the Originator” in the Prospectus Supplement.

C.     Following the purchase of any Subsequent Group I Mortgage Loan by the Trust, the Group I Mortgage Loans (including the Subsequent Group I Mortgage Loans) will as of the related Subsequent Cut-off Date: (i) have a weighted average original term to stated maturity of not more than 360 months from the first payment date thereon; (ii) have a weighted average Mortgage Rate of not less than 8.681% and not more than 8.781%; (iii) have a weighted average loan-to-value ratio of not more than 79.71%, (iv) have no Mortgage Loan with a principal balance in excess of Freddie Mac loan limits, (v) consist of Mortgage Loans with prepayment charges representing no less than approximately 55.94% of the Group I Mortgage Loans, (vi) with respect to the adjustable-rate Group I Mortgage Loans, have a weighted average Gross Margin of not less than 5.907%, (vii) have a weighted average FICO score of not less than 599 and (viii) have no more than 18.54% of the Group I Mortgage Loans with a FICO score of less than 540. For purposes of the calculations described in this paragraph, percentages of the Group I Mortgage Loans will be based on the principal balance of the Initial Mortgage Loans in loan group I as of the Cut-off Date and the principal balance of the Subsequent Group I Mortgage Loans as of the related Subsequent Cut-off Date.

D.     Following the purchase of any Subsequent Group II Mortgage Loan by the Trust, the Group II Mortgage Loans (including the Subsequent Group II Mortgage Loans) will as of the related Subsequent Cut-off Date: (i) have a weighted average original term to stated maturity of not more than 360 months from the first payment date thereon; (ii) have a weighted average Mortgage Rate of not less than 8.388% and not more than 8.488%; (iii) have a weighted average loan-to-value ratio of not more than 82.38%, (iv) have no Mortgage Loan with a principal balance in excess of $1,688,695, (v) consist of Mortgage Loans with prepayment charges representing no less than approximately 64.79% of the Group II Mortgage Loans (vi) with respect to the adjustable-rate Group II Mortgage Loans, have a weighted average Gross Margin of not less than 5.967%, (vii) have a weighted average FICO score of not less than 632 and (viii) have no more than 6.46% of the Group II Mortgage Loans with a FICO score of less than 540. For purposes of the calculations described in this paragraph, percentages of the Group II Mortgage Loans will be based on the principal balance of the Initial Mortgage Loans in loan group II as of the Cut-off Date and the principal balance of the Subsequent Group II Mortgage Loans as of the related Subsequent Cut-off Date.

ATTACHMENT B

SCHEDULE OF SUBSEQUENT MORTGAGE LOANS

AVAILABLE UPON REQUEST